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EXHIBIT 23.2

CONFORMED COPY

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 20, 2004 relating to the financial statements of TVN Sp. z o.o for the year ended December 31, 2003 which appear in SBS Broadcasting's Annual Report on Form 20-F for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers Sp. z o.o.
Warsaw

May 19, 2004

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS